EXHIBIT 99.1

GOLDEN MATRIX GROUP, INC.

CORPORATE DISCLOSURE POLICY

1          INTRODUCTION

A         This Corporate Disclosure Policy (the “Policy”) is intended to assist Golden Matrix Group, Inc. (the “Company”) in fulfilling its obligations to ensure that all information relevant and material to the Company’s shareholders and the market is disclosed in a timely manner, while protecting the Company’s commercially sensitive information.

2          OBJECTIVE AND SCOPE

A         The objective of this Policy is to ensure that communications with the investing public about the Company and its subsidiaries are:

i           timely, factual and accurate;

ii          in accordance with all applicable legal and regulatory requirements; and

iii         broadly disseminated.

B         This Policy extends to all employees and officers of the Company and its subsidiaries, their respective Boards of Directors and managers, those authorized to speak on its behalf, and all other insiders.

C         It covers disclosure in:

i           continuous disclosure documents filed with the Securities and Exchange Commission, NASDAQ and securities regulators, including financial and non-financial documents, including annual information forms, proxy materials, management’s discussion and analysis (“MD&A”) and written statements made in the Company’s annual and quarterly reports;

ii          technical reports related to or with respect to the Company’s material properties;

iii         documents issued in connection with an offering of the Company’s securities;

iv         press releases and material change reports;

v          letters to shareholders;

vi         presentations by senior management and other employees; and

vii        the Company’s web site and other electronic communications.

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D         It extends to oral statements made in:

i           meetings;

ii          telephone conversations with analysts, investors and potential investors;

iii         interviews with the media;

iv         speeches;

v          press conferences;

vi         investor presentations; and

vii        conference calls.

3          DISCLOSURE POLICY RESPONSIBILITY

A         The Board of Directors of the Company has appointed a Chief Compliance Officer. The Chief Compliance Officer is responsible for designing procedures to ensure compliance with all regulatory disclosure requirements and for overseeing the Company’s disclosure practices under this Policy.

B         The Chief Compliance Officer may recommend the Board of Directors adopt disclosure controls and procedures in addition to those set out herein.

C         The Chief Compliance Officer may consult with the Company’s legal counsel and such other appropriate expert advisors as he considers necessary or advisable in discharging his responsibilities under this Policy.

D         It is essential that the Chief Compliance Officer be kept fully apprised of all pending material developments related to the Company in order to evaluate and discuss those events to determine the appropriateness and timing for public release of information. If it is deemed that Material Information, as defined below, should remain confidential, the Chief Compliance Officer will determine how that information will be controlled and/or released.

E          The Chief Compliance Officer is responsible for:

i           ensuring appropriate systems, processes and controls for disclosure are in place;

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ii          ensuring the proper and timely completion and filing of technical reports, if necessary;

iii         reviewing all news releases and Core Disclosure Documents to ensure that they are accurate and complete in all respects prior to their release or filing;

iv         reviewing and suggesting updates, if necessary, to this Policy as needed, to ensure compliance with changing regulatory requirements, subject to approval by the Board of Directors; and

v          reporting to the Board of Directors.

4          MATERIALITY DETERMINATIONS

A         Materiality judgments involve taking into account a number of factors which cannot be captured in a simple bright-line standard or test. The materiality of a particular event or piece of information varies between companies according to their size, the nature of their operations and many other factors. An event which is “significant” or “major” for a smaller company may not be material to a larger company. The Chief Compliance Officer will use appropriate industry and Company benchmarks for a preliminary assessment of materiality and, guided by these benchmarks, the Chief Compliance Officer will use experience and judgment to determine the timing for public release of Material Information.

5          PRINCIPLES OF DISCLOSURE OF MATERIAL INFORMATION

A         “Material Information” for the purposes of this Policy is any information relating to the business and affairs of the Company that results in, or would reasonably be expected to result in, a significant change in the market price or value of the Company’s securities or that would reasonably be expected to have a significant influence on a reasonable investor’s investment decisions.

B         “Core Disclosure Document” includes prospectuses, registration statements, proxy statements, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K.

C         “Confidential Information” includes any information about the Company or its affairs which, if made public, would be likely to affect the market price of the securities of the Company, or would be likely to be considered by a reasonable investor in deciding whether to buy, hold or sell such securities and which has not been generally disclosed to the public. If any officer, Director, or employee of the Company or its subsidiaries receives a report or becomes privy to, Confidential Information of which the Chief Compliance Officer is not aware, that person will promptly advise the Chief Compliance Officer. The Chief Compliance Officer will take such steps as it deems appropriate under the circumstances. The Chief Compliance Officer will promptly advise the Board of any disclosure resulting from this process, in advance of release, if possible, and otherwise as soon as practicable. In complying with the requirement to immediately disclose all Material Information under applicable laws and the rules of The NASDAQ Capital Market, the Company will adhere to the following basic disclosure principles:

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i           Material Information will be publicly disclosed immediately via news release and/or Current Report on Form 8-K;

ii          in certain circumstances, the Chief Compliance Officer may determine that such disclosure would be unduly detrimental to the Company (for example, if release of the information would prejudice negotiations in a corporate transaction), in which case the Material Information will be kept confidential until the Chief Compliance Officer determines it is appropriate to publicly disclose;

iii         disclosure must include any information the omission of which would make the rest of the disclosure misleading;

iv         unfavorable Material Information will be disclosed as promptly and completely as favorable information;

v          there will not be selective disclosure. Material Information disclosed to one or more individuals will also be disclosed to the investing public;

vi         if previously undisclosed Material Information is inadvertently disclosed, this information will be broadly disclosed immediately via news release and/or Current Report on Form 8-K;

vii        disclosure will be consistent among all audiences, including the investment community, the media, customers and employees;

viii       disclosure will be corrected immediately if the Company subsequently learns that earlier disclosure contained a material error at the time it was given, or if, as a result of intervening events, such an earlier disclosure has become misleading; and

ix         if Material Information is to be announced at an analyst or shareholder meeting, or a press conference, its announcement must be coordinated with a general public announcement by a press release and/or Current Report on Form 8-K.

5          FORWARD-LOOKING INFORMATION

A           The Company will not disclose forward-looking information unless it has a reasonable basis for the forward-looking information. Where the Company elects to disclose forward-looking information in continuous disclosure documents, speeches, investor conference calls or otherwise, it shall include with their forward-looking statements, appropriate statements of risks and cautionary language.

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6          ELECTRONIC COMMUNICATIONS

A         This Policy applies to electronic communications (including the Company’s website) as well as traditional written and oral communication. Accordingly, officers and personnel responsible for written and oral public disclosures are also responsible for electronic communications.

B         Any material changes in information on the Company’s website must be updated promptly. Inaccurate information must be promptly removed from the web site and a correction must be posted.

C         Disclosure on the Company’s web site alone does not constitute adequate disclosure of information that is considered material non-public information. Any disclosure of Material Information on the website will be preceded by the issuance of a news release and/or Current Report on Form 8-K.

D         Only public information or information which could otherwise be disclosed in accordance with this Policy will be utilized in responding to electronic inquiries.

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